                        EX-3.7
                        Articles of Incorporation


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      MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU
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(FOR BUREAU USE ONLY)                FILED                    Date Received
                                                               OCT 07 1983
                                 OCT 07 1983              ----------------------
                                Administrator
                          MICHIGAN DEPT. OF COMMERCE      ----------------------
                        Corporation & Securities Bureau
EFFECTIVE DATE:
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CORPORATION IDENTIFICATION NUMBER    326-652

                            ARTICLES OF INCORPORATION
                     For use by Domestic Profit Corporations

         (Please read instructions on last page before completing form)

      Pursuant to the provisions of Act 284, Public Acts of 1972, as amended, the undersigned corporation executes the following Articles:

Article I
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The name of the corporation is:

                        Industrial Fuels Minerals Company
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Article II
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The purpose or purposes for which the corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan.

             To acquire and hold real estate and minerals interests.
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Article III
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The total authorized capital stock is:

      Common Shares     50,000         Par Value Per Share $1.00
1.
      Preferred Shares ______________  Par Value Per Share $____

and/or shares without par value as follows:

      Common Shares _________________  Stated Value Per Share $____
2.
      Preferred Shares ______________  Stated Value Per Share $____

3. A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:
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SEAL APPEARS ONLY ON ORIGINAL

Article IV
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1.    The address of the registered office is:

      3221 West Big Beaver Road, Suite 304  Troy,  Michigan    48084
      -------------------------------------------            ---------
      (Street Address)                     (City)            (ZIP Code)

2.    The mailing address of the registered office if different than above:

                                                   Michigan
      -------------------------------------------            ---------
      (PO Box)                             (City)            (ZIP Code)

3.    The name of the resident agent at the registered office is: M. E. Donohue
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Article V
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The name(s) and address(es) of the incorporator(s) is (are) as follows:

Name                                Residence or Business Address

J. C. Nylen               122 South Michigan Avenue, Chicago, Illinois 60603
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Article VI (Optional. Delete if not applicable)
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When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.
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Article VII (Optional. Delete if not applicable)
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Any action required or permitted by the Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who have not consented in writing.
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SEAL APPEARS ONLY ON ORIGINAL

Use space below for additional Articles or for continuation of previous Articles. Please identify any Article being continued or added. Attach additional pages if needed.

I (We), the incorporator(s) sign my name this 6th day of October, 1983.

/s/ J.C. Nylen
-----------------------------------    ----------------------------------
J.C. Nylen

-----------------------------------    ----------------------------------


-----------------------------------    ----------------------------------


-----------------------------------    ----------------------------------


-----------------------------------    ----------------------------------


-----------------------------------    ----------------------------------

SEAL APPEARS ONLY ON ORIGINAL

NOTE: THE FOLLOWING ANNUAL REPORT HAS BEEN INCLUDED WITHIN THE RECORD FOR THIS CORPORATION DUE TO THE FILING OF A CHANGE OF REGISTERED OFFICE AND/OR RESIDENT AGENT ON THE ANNUAL REPORT. THE PRESENCE OF THIS REPORT IN NO WAY IMPLIES THAT THE REPORT ITSELF, OTHER THAN THE INFORMATION RELATED TO THE CHANGE OF REGISTERED OFFICE AND/OR RESIDENT AGENT, HAS BEEN ACCEPTED BY THE CORPORATION AND SECURITIES BUREAU.

SEAL APPEARS ONLY ON ORIGINAL

[ILLEGIBLE]                              FOR BUREAU USE ONLY
MICHIGAN DEPARTMENT
OF COMMERCE                          -------------------------------------------

                1988 MICHIGAN ANNUAL REPORT - PROFIT CORPORATIONS
                (Please read instructions before completing form)

      This report shall be filed by all profit corporations before May 16, 1988 showing the corporate condition at the close of business on December 31 or upon the date of the close of the latest fiscal year next preceding the time for filing. The report is required in accordance with the provisions of Section 911, Act 284, Public Acts of 1972, as amended. Penalties may be assessed under the Act for failure to file.

--------------------------------------------------------------------------------
This Report Must                                           Insert
be filed before          Report of Condition on            Corporation
May 16, 1988             December 31, 1987 or ______       Number         326652
--------------------------------------------------------------------------------

1.  Corporate Name
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        INDUSTRIAL FUELS MINERALS COMPANY
        3221 WEST BIG BEAVER RD., STE.304                                      7
        TROY                          MI                                       8
                             48084                                             9
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2.  Resident Agent - do not enter preprinted information [ILLEGIBLE]

    M.E. DONOHUE
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3.  Registered Office Address in Michigan - No., Street, City, Zip

    3221 WEST BIG BEAVER RD., STE.304
    TROY                        48084
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4.  Federal Employer No.  36-3256999
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5.  Term of Existence  PERPETUAL
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6.  Incorporation Date    10/07/1983
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7.  State of Incorporation    MI
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8.  Date of Admittance (Foreign Corp.)
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9.  Act Under Which Incorporated (if other than 1931, P.A. 327 or 1972,
    P.A. 284)
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10. (DOMESTIC CORPORATIONS ONLY) COMPLETE THIS SECTION ONLY IF THE RESIDENT
    AGENT IN ITEM 2 OR THE REGISTERED OFFICE IN ITEM 3 HAS CHANGED
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a.  The name of the successor resident agent is:

b.  The address of the registered office is changed to:
    1301 W. Long Lake Rd, Suite 225    Troy, Michigan     48088
    ---------------------------------------           -------------
    (Street Address)                  (City)            (ZIP Code)

c.  The mailing address of the registered office if different than above is:

                                            Michigan
    ---------------------------------------           -------------
    (Address)                         (City)            (ZIP Code)

ADD $5.00 TO THE $15.00 ANNUAL REPORT FILING FEE IF THIS SECTION IS COMPLETED
FILED BY DEPARTMENT                                                JUN 17 '88
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11.  Principal business office, and, if different, principal place of business in Michigan: 1301 W. Long Lake Rd.

12.  Nature and type of business in which corporation is engaged: Land Company


13. a. Name of parent corporation: Costain Coal Inc. (formerly: Industrial Fuels Corporation)

     b.  List any subsidiary corporations:  None
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14.  Corporate Stock Report - Total Authorized Capital Stock (Not merely outstanding)

--------------------------------------------------------------------------------
                No. of Shares                  Total
a. Shares With    Authorized     Par-Value   Authorized    Amount     Amount
   Par-Value    With Par Value   Per Share    Capital    Subscribed   Paid-in

   COMMON          50,000         $1.000     $50000.000   $           $ 5,000
--------------------------------------------------------------------------------
                                                          $           $
--------------------------------------------------------------------------------
                                                          $           $
--------------------------------------------------------------------------------
                                                          $           $
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b. Shares       No. of Shares     Stated   No. of Shares
   Without     Authorized With-    Value     Subscribed     Amount      Amount
   Par Value    Out Par Value    Per Share   or Issued    Subscribed   Paid-in

                                                          $           $
--------------------------------------------------------------------------------
                                                          $           $
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                                                                     MAY 18 1988

SEAL APPEARS ONLY ON ORIGINAL

15.   The following is a statement of assets and liabilities as shown by the
      books of the corporation on December 31, 1987 or                 (close of
      fiscal year next preceding May 15, 1988) listed separately as to property within and without Michigan. The balance sheet of a Michigan corporation must be the same balance sheet as furnished to shareholders.

                                                    WITHIN      WITHOUT
      ASSETS                             TOTAL     MICHIGAN     MICHIGAN
--------------------------------------------------------------------------------
                                                 000's OMITTED
Cash                                        3            3
Notes and Accounts Receivable              30           30
Inventories
Prepaid Expenses                          589          589
Non-current Notes and
  Accounts Receivable
Land                                    6,720                     6,720
Depreciable Assets
  Machinery and Equipment                  15                        15
  Furniture and Fixtures
  Buildings
  Other

  Less Depreciation
  Net Depreciable Assets                   15                        15

Investments
  Investments in Subsidiaries
  Other Investments
Other Assets                               55           55

TOTAL ASSETS                            7,412          677        6,735
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LIABILITIES AND EQUITY
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                                                 000's OMITTED
Notes and Accounts Payable, Trade                    7,229
Notes and Accounts Payable, Other
Accrued Expenses                                         4
Long Term indebtedness

Reserves and Contingent
Liabilities
  Deferred Income Tax

Stockholders Equity
  Common Stock (par value)
  Preferred Stock (par value)

  No Par Value Stock
    (stated value)
  Additional Paid-in Capital                             5
  Retained Earnings (deficit)                          174
  Other
    Total Stockholders Equity                          179

TOTAL LIABILITIES & EQUITY                           7,412
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

16.   Corporate Officers and Directors
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    OFFICE                     NAME, STREET & NUMBER, CITY, STATE & ZIP CODE
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    President       Al Spezia  1301 W. Long Lake Rd, Suite 225, Troy, MI 48088
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If Different than President
    Secretary       ME Donohue            "             "        "    "    "
    ----------------------------------------------------------------------------
    Treasurer       Al Spezia             "             "        "    "    "
    ----------------------------------------------------------------------------
    Vice-President
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

If Different than Officers
    Director
    ----------------------------------------------------------------------------
    Director
    ----------------------------------------------------------------------------
    Director
    ----------------------------------------------------------------------------
    Director
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17.  Is 51% or more of this corporation owned and controlled by woman/women?
     |_| Yes |_| No
     (A response to this question is voluntary and will be used for statistical purposes only).

18. The corporation states that the address of its registered office and the address of the business office of its resident agent are identical. Any changes were authorized by resolution duly adopted by its board of directors. After filing, this report is open to reasonable inspection by the public pursuant to Section 915, Act 284, Public Acts of 1972, as amended.

                                      Signed this 16th day of May, 1988.


                                      By  /s/ M.E. Donohue
                                          -------------------------------------
                                          (Signature of Authorized Officer
                                                     or Agent)

                                          ME Donohue  Vice President/Controller
                                          -------------------------------------
                                              (Type or Print Name and Title)

* If Item 10 has been completed, this report must be signed by the president, vice-president, chairperson, vice-chairperson, secretary or assistant secretary of the corporation.

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Filing Fee $15.00 (without change of agent or registered office)

Filing Fee $20.00 (with change of agent or registered office in Item 10)

MAKE REMITTANCE PAYABLE TO "STATE OF MICHIGAN"

RETURN TO
  DEPARTMENT OF COMMERCE
  CORPORATION AND SECURITIES BUREAU
  CORPORATION DIVISION
  6546 MERCANTILE WAY
  PO BOX 30057
  LANSING, MICHIGAN 48909   [ILLEGIBLE]
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SEAL APPEARS ONLY ON ORIGINAL

NOTE: THE FOLLOWING ANNUAL REPORT HAS BEEN INCLUDED WITHIN THE RECORD FOR THIS CORPORATION DUE TO THE FILING OF A CHANGE OF REGISTERED OFFICE AND/OR RESIDENT AGENT ON THE ANNUAL REPORT. THE PRESENCE OF THIS REPORT IN NO WAY IMPLIES THAT THE REPORT ITSELF, OTHER THAN THE INFORMATION RELATED TO THE CHANGE OF REGISTERED OFFICE AND/OR RESIDENT AGENT, HAS BEEN ACCEPTED BY THE CORPORATION AND SECURITIES BUREAU.

SEAL APPEARS ONLY ON ORIGINAL

[ILLEGIBLE]                              FOR BUREAU USE ONLY
MICHIGAN DEPARTMENT
OF COMMERCE                          -------------------------------------------

                1990 MICHIGAN ANNUAL REPORT - PROFIT CORPORATIONS
                (Please read instructions before completing form)

      This report shall be filed by all profit corporations no later than May 16, 1990 showing the corporate condition at the close of business on December 31 or upon the date of the close of the latest fiscal year next preceding the time for filing. ONLY those corporations incorporated or admitted after December 31, 1989 and before May 15, 1990 are exempt from filing. The report is required in accordance with the provisions of Section 911, Act 284, Public Acts of 1972. Penalties may be assessed under the Act for failure to file.

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This Report Must
be filed before          Report of Condition on            Corporation
May 16, 1990             December 31, 1989 or ______       Number         326652
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1.  Corporate Name -- COMPLETE 10c. IF THE PREPRINTED ADDRESS IN THIS ITEM HAS
    CHANGED.
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        INDUSTRIAL FUELS MINERALS COMPANY
        1301 W. LONG LAKE RD.
        SUITE 225                                                              7
        TROY                          MI                                       8
                             48098                                             9
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2.  Resident Agent - do not enter preprinted information in this item or item 3

    M.E. DONOHUE
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3.  Registered Office Address in Michigan - No., Street, City, Zip

    1301 W. LONG LAKE RD.
    SUITE 225
    TROY                         48098
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4.  Federal Employer No.  36-3256999
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5.  Term of Existence  PERPETUAL
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6.  Incorporation Date    10/07/1983
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7.  State of Incorporation    MI
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8.  Date of Admittance (Foreign Corp.)
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9.  Act Under Which Incorporated (if other than 1931, P.A. 327 or 1972,
    P.A. 284)
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10. COMPLETE THIS SECTION ONLY IF THE RESIDENT AGENT IN ITEM 2 OR THE REGISTERED
    OFFICE IN ITEM 3 HAS CHANGED
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a.  The name of the successor resident agent is:  The Prentice-Hall Corporation
                                                  System, Inc.

                                                  FILED BY DEPARTMENT JUL 20 '90

b.  The address of the registered office is changed to:
    501 S. Capital Ave.             Lansing, Michigan     48933
    ---------------------------------------           -------------
    (Street Address)                  (City)            (ZIP Code)

c.  The mailing address of the registered office if different than 10b. is:

                                            Michigan
    ---------------------------------------           -------------
    (Address)                         (City)            (ZIP Code)

 ADD $5.00 TO THE $15.00 ANNUAL REPORT FILING FEE IF THIS SECTION IS COMPLETED
--------------------------------------------------------------------------------

11. Corporate Stock Report - Total Authorized Capital Shares (not merely outstanding).

--------------------------------------------------------------------------------
                                               Total
   Type of      No. of Shares                Authorized    Amount     Amount
   Stock          Authorized                  Capital    Subscribed   Paid-in

   COMMON        50,000.000                    $50,000    $     1     $ 5,000
--------------------------------------------------------------------------------
                                                          $           $
--------------------------------------------------------------------------------
                                                          $           $
--------------------------------------------------------------------------------
                                                          $           $
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                                                          $           $
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

12. The corporation states that the address of its registered office and the address of the business office of its resident agent are identical. Any changes were authorized by resolution duly adopted by its board of directors, except when filed by the resident agent to change the address of the registered office.

       MAY 24 1990              Signed this 15th day of May, 1990

        COMPLETE                By /s/ David D. Cramer
        ALL ITEMS                  ---------------------------------------------
                                    (SIGNATURE OF AUTHORIZED OFFICER OR AGENT)*

                                   David D. Cramer, Asst. Sec.
                                   ---------------------------------------------
                                         (Type or Print Name and Title)

                                * If Item 10 is completed, this report must be signed by the president, vice-president, chairperson, vice-chairperson, secretary or assistant secretary of the corporation. If only the registered office address is changed, it may be signed by the resident agent.

SEAL APPEARS ONLY ON ORIGINAL

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      MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
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Date Received                                        (FOR BUREAU USE ONLY)
  DEC 15 1994                                                 FILED
---------------------------                                 DEC 19 1994
                                                           ADMINISTRATOR
                                                 MICHIGAN DEPARTMENT OF COMMERCE
                                                 CORPORATION & SECURITIES BUREAU
----------------------------------------------
------------------------------------------
Name

------------------------------------------
Address

------------------------------------------
City                State       Zip Code
                                              EFFECTIVE DATE:
------------------------------------------    ----------------------------------
Document will be returned to the name and address you enter above

   CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT For use by Domestic and Foreign Corporations and Limited Liability Companies

           (Please read information and instructions on reverse side)

      Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), or Act 23, Public Acts of 1993 (limited liability companies), the undersigned corporation or limited liability company executes the following Certificate:

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1.    The name of the corporation or limited liability company is:

      INDUSTRIAL FUELS MINERALS COMPANY

2.    The identification number assigned by the Bureau is:  326-652

3. a. The name of the resident agent on file with the Bureau is: THE PRENTICE-HALL CORPORATION SYSTEM, INC.

   b. The location of its registered office is:

      501 SOUTH CAPITOL AVENUE     LANSING,  Michigan     48933
      ------------------------------------              ----------
      (Street Address)             (City)               (ZIP Code)

   c. The mailing address of the above registered office on file with the Bureau is:

      same                                   Michigan
      ------------------------------------              ----------
      (P.O. Box)                   (City)               (ZIP Code)
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  ENTER IN ITEM 4 THE INFORMATION AS IT SHOULD NOW APPEAR ON THE PUBLIC RECORD
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4. a. The name of the resident agent is:  THE CORPORATION COMPANY

   b. The address of the registered office is:

      30600 Telegraph Road   Bingham Farms,  Michigan     48025
      ------------------------------------              ----------
      (Street Address)             (City)               (ZIP Code)

   c. The mailing address of the registered office if different than 4B is:

      same                                   Michigan
      ------------------------------------              ----------
      (P.O. Box)                   (City)               (ZIP Code)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

5.    The above changes were authorized by resolution duly adopted by: 1. ALL
      CORPORATIONS: Its board of directors; 2. PROFIT CORPORATIONS ONLY: the resident agent if only the address of the registered office is changed, in which case a copy of this statement has been mailed to the corporation; 3. LIMITED LIABILITY COMPANIES: an operating agreement, affirmative vote of a majority of the members pursuant to section 502(1), managers pursuant to section 405, or the resident agent if only the address of the registered office is changed. The corporation or limited liability company further states that the address of its registered office and the address of its resident agent, as changed, are identical.
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Date Signed:  11/22/94                Signed by: /s/ Stephen W. Castle
              --------                           ------------------------------
                                                          (Signature)

                                      Stephen W. Castle, Asst. Secr.
                                      -----------------------------------------
                                      (Type or Print Name) (Type or Print Title)

(MICH. - 54- 7/6/93)

SEAL APPEARS ONLY ON ORIGINAL